EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), each of the undersigned officers of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission (the "10-K Report") that:

(1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   April 12, 2007                    /S/ STEPHEN FORTE
                                          --------------------------
                                             Stephen Forte
                                             Chief Executive Officer


Date:   April 12, 2007                    /S/ LONNIE D. SCHNELL
                                          --------------------------
                                             Lonnie D. Schnell
                                             Chief Financial Officer